UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

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Horizon Lines, Inc.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** IMPORTANT NOTICE Regarding the Availability of Proxy Materials Meeting Information Meeting Type: Annual Meeting HORIZON LINES, INC. For holders as of: April 13, 2009 Date: June 02, 2009 Time: 11:00 AM EDT B grey Location: Charlotte City Club A Interstate Tower 31st Floor R 121 West Trade Street C BROKER LOGO Suite 3100 O HERE Charlotte, NC 28202 D You are receiving this communication because you hold E shares in the above named company. Return Address Line 1 Return Address Line 2 This is not a ballot. You cannot use this notice to vote Return Address Line 3 these shares. This communication presents only an 51 MERCEDES WAY EDGEWOOD NY 11717 overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy Investor Address Line 1 Investor Address Line 2 1 materials online at www.proxyvote.com or easily request a Investor Address Line 3 paper copy (see reverse side). Investor Address Line 4 15 12 OF Investor Address Line 5 We encourage you to access and review all of the R2.09.03.17 John Sample 2 important information contained in the proxy materials 1234 ANYWHERE STREET before voting. ANY CITY, ON A1A 1A1 1 See the reverse side of this notice to obtain 0000021266 proxy materials and voting instructions. Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence #

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Annual Report 2. Notice & Proxy Statement How to View Online: Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BYTELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 19, 2009 to facilitate timely delivery. . To facilitate timely delivery please make the request as instructed above on or before How To Vote Please Choose One of The Following Voting Methods Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do R2.09.03.17 so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the 2 possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any 0000021266 special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available and follow the instructions. Internal Use Only Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting items The Board of Directors recommends you vote FOR the following proposal(s): Election of Directors 1. Nominees 1 James G. Cameron B 2 Alex J. Mandl A R 3 Norman Y. Mineta C O The Board of Directors recommends you vote FOR the following proposal(s): D The proposal to adopt the Horizon Lines, Inc. 2009 Incentive Compensation Plan (“Proposal No. 2”); 2. E 3. The proposal to adopt the Horizon Lines, Inc. 2009 Employee Stock Purchase Plan (“Proposal No. 3”); and 4. The ratification of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 20, 2009 (“Proposal No. 4”). NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 00000212663 R2.09.03.17 0000 0000 0000 Broadridge Internal Use Only xxxxxxxxxx xxxxxxxxxx Cusip Job # Envelope # Sequence # # of # Sequence #

Reserved for Broadridge Internal Control Information Voting Instructions THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS AS REQUIRED BY THE NEW YORK STOCK EXCHANGE 00000212664 R2.09.03.17 THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence #